UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 23, 2020
ION Geophysical Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12691	22-2286646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S Employer Identification No.)

2105 CityWest Blvd., Suite 100
Houston, Texas 77042-2855
(Address of principal executive offices, including Zip Cod

Registrant’s telephone number, including area code: (281) 933-3339

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IO	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2020, ION Geophysical Corporation (“ION” or the “Company”) entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”), dated as of the date hereof, by and between the Company and approximately 84% of the holders (the “Supporting Noteholders”) of the Company’s outstanding 9.125% Senior Secured Priority Notes due 2021 (the “Existing Second Lien Notes”) in connection with the following restructuring transactions (the “Restructuring Transactions”):

(i)an offer to exchange (the “Exchange Offer”) all outstanding Existing Second Lien Notes, with each $1,000 principal amount of such Notes tendered exchanged for (a) $150 in cash, (b) $850 of New Second Lien Convertible Notes (as defined below), subject to certain rights to instead deliver or receive common stock of the Company (“Common Stock”), and (c) $35, at the Company’s option, either in (I) cash, (II) Common Stock, based on the 20 trading day VWAP straddling this announcement (the “Deal Price”), or (III) New Second Lien Convertible Notes (collectively, the “Exchange Consideration”), plus payment of all accrued and unpaid interest through the closing date; and

(ii)the granting of the right to all holders of ION’s Common Stock to participate in a rights offering (the “Rights Offering”) to subscribe for a pro rata share (with over-subscription rights) of up to $50 million of New Second Lien Convertible Notes issued at par, or Common Stock issued at the Deal Price. ION is in active dialogue with several current and new investors about serving as a backstop party on the Rights Offering, which backstop parties would be entitled to a customary fee of no more than 5%.

The “New Second Lien Convertible Notes” will accrue interest at the rate of 8.0% per annum, mature on December 15, 2025, be secured on a second-priority basis, subject to liens securing ION’s obligations under its existing credit agreement, and unconditionally guaranteed by certain ION subsidiaries. Holders of the New Second Lien Convertible Notes may convert all or any portion of their notes at their option at any time prior to the maturity date. The conversion price of the New Second Lien Convertible Notes shall be a 25% premium to the Deal Price but shall be no lower than $1.80 per share and no higher than $3.00 per share. ION will have the right, on or after the 18 month anniversary of the issue date, to convert all or part of the outstanding New Second Lien Convertible Notes if ION’s Common Stock has a 20 trading day VWAP of at least 175% of the conversion price then in effect. Holders of the New Second Lien Convertible Notes will also be entitled to certain voting rights and the right to designate two independent directors to ION’s Board of Directors.

In connection with the Restructuring Transactions, ION has agreed to seek shareholder approval to, among other things, increase the number of its authorized shares available for issuance. ION intends to hold a special shareholder meeting in February and consummate the Exchange Offer and Rights Offering as soon as practicable thereafter, subject to the conditions detailed in the Restructuring Support Agreement.

ION will disclose final details regarding the Exchange Offer and the Rights Offering in future press releases and in its future registration statement and other filings with the Securities and Exchange Commission (the “SEC”).

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Restructuring Transactions and the Restructuring Support Agreement described in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure

On December 23, 2020, the Company issued a press release containing information regarding the Restructuring Transactions and Restructuring Support Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

In connection with confidential discussions and negotiations with certain Supporting Noteholders, other noteholders and other potential investors (the “Recipients”) regarding potential restructuring and other transactions, the Company provided to such Recipients, pursuant to non-disclosure agreements (the “NDAs”), certain information (the “Cleansing Material”) that the Company agreed to publicly disclose in certain circumstances as set forth in the NDAs. The Cleansing Material is attached hereto as Exhibit 99.2 and should not be regarded as an indication that the Company or any third party consider the Cleansing Material to be a reliable prediction of future events, and the Cleansing Material should not be relied upon as such. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Material or undertakes any obligation to publicly update the Cleansing Material to reflect circumstances existing after the date when the Cleansing Material was prepared or conveyed or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Cleansing Material are shown to be in error. In the event any transaction occurs in the future, the terms of any such transaction may be materially different than the terms set forth in the Cleansing Material. However, no assurance can be given that any such transaction will occur at all. The foregoing description of the Cleansing Material does not purport to be complete and is qualified in its entirety by reference to the complete materials furnished herewith.

The information contained in Item 7.01 and the exhibits of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The information herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include information and other statements that are not of historical fact. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include the risks associated with our ability to complete the Restructuring Transactions and other related matters in a timely manner, if at all; the timing and development of ION Geophysical Corporation's products and services; pricing pressure; decreased demand; changes in oil prices; political, execution, regulatory, and currency risks; the COVID-19 pandemic; and agreements made or adhered to by members of OPEC and other oil producing countries to maintain production levels. For additional information regarding these various risks and uncertainties, see our Form 10-K for the year ended December 31, 2019, filed on February 6, 2020. Additional risk factors, which could affect actual results, are disclosed by the Company in its filings with the SEC, including its Form 10-K, Form 10-Qs and Form 8-Ks filed during the year. The Company expressly disclaims any obligation to revise or update any forward-looking statements.

No offer to buy or exchange any securities that may be offered as part of the Rights Offering or the Exchange Offer can or will be accepted until a registration statement related thereto has become effective.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Restructuring Support Agreement, dated December 23, 2020, by and between ION Geophysical Corporation, the Subsidiary Guarantors, and the Supporting Noteholders.
99.1	Press Release, dated December 23, 2020
99.2	Cleansing Material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2020	ION GEOPHYSICAL CORPORATION
By: /s/ MATTHEW POWERS Matthew Powers Executive Vice President, General Counsel and Corporate Secretary